Exhibit 99.2


Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350

         I hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q of Sandy Spring Bancorp, Inc. ("Bancorp") for the quarterly period ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

By:  /S/ JAMES H. LANGMEAD
     ----------------------------------------------------
     James H. Langmead
     Executive Vice President and Chief Financial Officer
     Date: November 14, 2002